UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): February 9, 2021

IZEA WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-37703	37-1530765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 N. Orlando Avenue, Suite 313, PMB 247 Winter Park, Florida	32789
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 674-6911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IZEA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 9, 2021, Jill Golder was elected to the Board of Directors of IZEA Worldwide, Inc. (“IZEA”). Ms. Golder has over 30 years of finance, accounting and corporate governance experience and has served in leadership roles at a number of Fortune 500 companies.

Ms. Golder was previously a member of IZEA’s Board of Directors from May 2015 to September 2019. Ms. Golder was most recently the Senior Vice President and Chief Financial Officer of Cracker Barrel Old Country Store, Inc., from April 2016 to December 2020. She was previously employed at Ruby Tuesday, Inc. from April 2013 to April 2016 where she served as Executive Vice President and Chief Financial Officer. Prior to joining Ruby Tuesday, Ms. Golder served as Chief Financial Officer for Cooper's Hawk Winery & Restaurants. Prior to her tenure at Cooper’s Hawk Winery & Restaurants, Ms. Golder spent 23 years at Darden Restaurants, holding progressively more responsible positions in finance including Senior Vice President of Finance for Olive Garden, Smokey Bones, Specialty Restaurant Group and Red Lobster. She serves on the Board of Directors and Audit Committee member of ABM Industries, Inc. She earned a Bachelor of Arts degree with a major in Economics at Kalamazoo College and a Masters degree in Business Administration from the University of Chicago Booth School of Business.

Ms. Golder will receive compensation for her service as a member of the Board of Directors in accordance with IZEA’s compensation program for non-employee directors. Ms. Golder has not engaged in transactions with IZEA during the last two fiscal years reportable under Item 404(a) of Regulation S-K and there is no arrangement or understanding pursuant to which Ms. Golder was selected as director.

Item 7.01 Regulation FD Disclosure

On February 11, 2021, IZEA issued a press release announcing the appointment of Ms. Golder to its Board of Directors. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01 of this report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.       Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No.	Description

99.1	Press Release issued by IZEA Worldwide, Inc. on February 11, 2021, furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IZEA WORLDWIDE, INC.

Date: February 11, 2021	By:/s/ Edward H. (Ted) Murphy Edward H. (Ted) Murphy Chief Executive Officer